SCHEDULE 14C INFORMATION


             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934
                                  -------------

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
    ------------
[X] Definitive Information Statement


--------------------------------------------------------------------------------
                           CAPITAL DEVELOPMENT GROUP

----------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.



1) Title of each class of securities to which transaction applies:
                            Common, $.0001 par value

2) Aggregate number of securities to which transaction applies:
                                15,005,000 shares
                                -----------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): NA

4) Proposed maximum aggregate value of transaction:  NA

5) Total fee paid:  NA
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                                TABLE OF CONTENTS
                                                                            PAGE


NOTICE OF ANNUAL MEETING....................................................  1
INFORMATION CONCERNING VOTING...............................................  2
PROPOSALS YOU MAY VOTE ON...................................................  2
ITEM 1 - ELECTION OF DIRECTORS..............................................  2
NOMINEES FOR THE BOARD OF DIRECTORS.........................................  2
ITEM 2 - APPROVAL OF THE APPOINTMENT OF GARCIA,
     ESPINOSA, MIYARES & COMPANY, LLC AS INDEPENDENT AUDITORS...............  4
SECURITY OWNERSHIP OF MANAGEMENT............................................  4
EXECUTIVE COMPENSATION......................................................  5
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934........  6
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS...................................  6
ANNUAL REPORT...............................................................  7
OTHER MATTERS...............................................................  7
SIGNATURES..................................................................  7
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                         CAPITAL DEVELOPMENT GROUP, INC.
                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy
 ------------------------------------------------------------------------------

                             To Be Held MAY 16, 2002

         The Annual Meeting of the Shareholders of Capital Development Group, Inc. (the "Company") will be held on May 16 , 2002 at 2:00 p.m., local time, at the Office of Capital Development Group, Inc. at 4333 Orange Street, Suite 3600, Riverside, CA 92501, for the following purposes:

         A. To elect directors to serve for the ensuing year and until their successors are elected; and

         B. To ratify the selection of Garcia, Espinosa, Miyares & Company, LLC as independent auditors for its fiscal year ending December 31, 2002; and

         C. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on March 31, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business March 31, 2002 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

         The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 15,005,000. The Company is not asking for a Proxy from any shareholder.

         The enclosed Notice of Meeting provides you with detailed information about the meeting. In addition, you may obtain information about Capital Development Group from documents filed by Capital Development Group with the Securities Exchange Commission, copies of which are available by contacting Capital Development Group. We encourage you to read this entire document carefully.
                                            By Order of the Board of Directors:

                                                     Michael P. Vahl
                                                     ------------------
                                                     Chairman
                                                     April 24, 2002

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                         CAPITAL DEVELOPMENT GROUP, INC.
                         4333 Orange Street, Suite 3600
                               Riverside, CA 92501
                               -------------------
                            NOTICE OF ANNUAL MEETING
                             ----------------------
 We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy
 ------------------------------------------------------------------------------

                                 April 24, 2002

                          INFORMATION CONCERNING VOTING
                                -----------------

General

         The Company is not soliciting proxies; the Board has a sufficient number of votes committed to the election of the slate of directors and the confirmation of the independent auditors. Therefore, it is not necessary that the Board solicit proxies from shareholders.

Voting Rights

         The holders of record of Common Stock at the close of business on March 31, 2002 will be entitled to notice and to vote at the Annual Meeting. At the close of business on March 31, 2002 the Company had outstanding and entitled to vote 15,005,000 shares of Common Stock.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are three nominees for the three Board positions that will be authorized pursuant to the Company's Bylaws as of the date of the Annual Meeting. Each director to be elected will hold office until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is not currently a director of the Company. The candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected directors of the Company. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         The current Board of Directors recommends each named nominee below:

         Paul Yates, Ph.D. (to be elected as Chairman); and
         Brian Chase; and
         Matthew Skallerud.

Paul Yates, Ph.D

         Mr. Yates has served as President CEO of GSociety, Inc. since 2000. Mr. Yates has also served as President of PM Entertainment since 1995. PM Entertainment is a holding Company for several businesses which include nightclubs targeting the gay and lesbian communities, which operates nightclubs and restaurants, a marketing and promotions Company which provides marketing and consulting services for nightclubs, restaurants and entertainment businesses and a promotions Company which produce events primarily for non-profit organizations. From 1985 to present, Mr. Yates was President of The Hunter Group. The Hunter Group owns and operates a group of small market radio properties. Mr. Yates provides consulting services to broadcast companies particularly in the areas of minority recruitment, human resources and labor relations. From 1979 to 1985 Mr. Yates was employed with Westinghouse Broadcasting as a Vice President General Manager with several of their television properties. Mr. Yates had also served as the President and COO of Sheridan Broadcasting and the Mutual Black Network from 1972 to 1978. He has served on the Board of Directors of several key organizations including Whitman-Walker in Washington, D. C., a health and services provider, Us Helping Us, The National Minority Aids Council, The Haven House, The South Beach Restaurant and Hotel Association, The National Association for the advancement of Colored People and the King Center. Mr. Yates received his Ph.D. in Psychology and Human Behavior from Harvard University in 1970.

Brian Chase

         Mr. Chase has been is an associate at the law firm of King, LeBlanc & Bland located in New Orleans, Louisiana from 1999 to present and from 1995 to 1997 King, LeBlanc & Bland is a mid-size commercial litigation firm, specializing in admiralty, bankruptcy, entertainment, merger/acquisitions and general commercial litigation. He has personally supervised defense of suits through trial, argued hearings before bankruptcy, federal and state courts, drafted and reviewed contracts for entertainment events, including live concerts and web simulcasts and assisted in the preparation of contracts for a web-based media company. From 1997 to 1999 Mr. Chase was an associate with Barrett, Gravante, Carpinello & Stern (n/k/a Bois, Schiller & Flexner) located in Ft. Lauderdale, Florida. Barrett specialized in commercial litigation and entertainment law. His responsibilities included copyright and trademark registrations and providing advice on intellectual property matters. He also tried cases and attended numerous hearings on motions in both state and federal courts.

Matthew Skallerud

         From 2000 to 2001, Mr. Skallerud was Chief Operating Officer and VP of the GSupport Services division of GSociety, Inc. From 1995 to 2000, Mr. Skallerud was the founder, owner and CEO of Gaywired.com, one of the top 3 Portal sites targeting the gay and lesbian market. From 1990 to 1995, Mr. Skallerud was in the laser-engineering field, first in lab research, then in the marketing field.

                                   PROPOSAL 2

                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

         The Board of Directors has selected Garcia, Espinosa, Miyares & Company, LLC 100 Almeria Avenue, Suite 230 Coral Gables, Florida 33134 as the Company's independent auditors for the fiscal year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Garcia, Espinosa, Miyares & Company, LLC will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Garcia, Espinosa, Miyares & Company, LLC as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Garcia, Espinosa, Miyares & Company, LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the selection of Garcia, Espinosa, Miyares & Company, LLC. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.



                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 31, 2002, by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

     Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 15,005,000 shares outstanding on March 31, 2002, adjusted as required by rules promulgated by the Securities and Exchange Commission.


                                     Amount and Nature
                 Name of Beneficial    of Beneficial
Title of Class         Owner            Ownership        Percent of Class
---------------  ------------------  -----------------  -----------------------
Common Stock     Gordon Root             1,146,800             7.64%
---------------  ------------------  -----------------  -----------------------
Common Stock     Michael Vahl            8,008,145            53.39%
---------------  ------------------  -----------------  -----------------------

                             EXECUTIVE COMPENSATION

         Michael P. Vahl is the President of CDG, but he currently receives no salary or other benefits. He bills CDG on an hourly basis of $100 per hour for time he spends on behalf of CDG. In the last six years, CDG has paid the following amounts to Mr. Vahl: 1999 - $40,100, 2000, $178,434, 2001 - $113,750.
In addition, in December 1996, CDG issued 151,542 shares of preferred stock to Mr. Vahl in exchange for unpaid salary and accrued benefits of $530,396 that dated from 1992. This preferred stock was converted to 497,946 shares of CDG common stock in December 1998. In September 2001, CDG issued 1,285,337 shares of restricted common stock in exchange for accrued services and expenses.


          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Michael P. Vahl, age 44, is the President, Secretary and a director of CDG. Mr. Vahl's one-year term as a director has been renewed annually at each of the last three shareholder meetings. Mr. Vahl is compensated on an hourly basis as an independent contractor for his activities on behalf of CDG. CDG has no other employees. Mr. Vahl has been with the Registrant since its inception in 1993. From its inception until January 1996, he was the Executive Vice president and Chief Operating Officer. In January of 1996, he became the Registrant's President and Chief Executive Officer. Since 1988, Mr. Vahl has also owned and operated The Vahl Software Group, a sole proprietorship that provides software development and consulting services. Mr. Vahl is not an officer or director of any subsidiary, and has never been involved in any bankruptcies or criminal matters.

         Gordon C. Root, age 42 is a director of CDG. Mr. Root has been a shareholder of CDG since 1994.

         Based upon a review of forms submitted to the registrant, neither Mr. Vahl nor Mr. Root has timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act.


         Delivery of Documents to Security Holders Sharing an Address

         Each security holder will be sent a copy of this information statement, even if sharing an address with another security holder.

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                                  ANNUAL REPORT

         The Company elects to submit a copy of its Form 10-KSB, filed with the Commission on April 15, 2002 to the shareholders in lieu of an Annual Report. The Form 10-KSB is included with this information statement in the package to be delivered to all shareholders. No portion of the Annual Report is incorporated herein or is to be considered as part of this information statement.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the Directors to recommend to the shareholders present to vote on such matters in accordance with their best judgment.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CAPITAL DEVELOPMENT GROUP
Date   April 24, 2002
    ------------------------------

                                                By: /s/ Michael P. Vahl
                                                   -------------------------
                                                   Michael P. Vahl, Chairman